Exhibit 10.11

AMENDMENT No. 10, dated as of January 1, 2008, to AMENDED AND RESTATED MANAGEMENT AGREEMENT, dated as of January 1, 1999, as amended by Amendment No. 1, dated as of January 1, 2000, Amendment No. 2, dated as of January 1, 2001, Amendment No. 3, dated as of June 27, 2001, Amendment No. 4, dated as of January 1, 2002, Amendment No. 5, dated as of January 1, 2003, Amendment No. 6 dated as of January 1, 2004, Amendment No. 7 dated as of January 1, 2005, Amendment No. 8 dated as of January 1, 2006, and Amendment No. 9 dated as of January 1, 2007 (as so amended, the “Agreement”), by and among G-I Holdings Inc., Merick Inc., International Specialty Products Inc. (“ISP”), International Specialty Holdings LLC (formerly International Specialty Holdings Inc.) (“ISH”), ISP Investco LLC (“Investco”), ISP Minerals Inc. (“Minerals”), GAF Broadcasting Company, Inc., Building Materials Corporation of America (“BMCA”), and ISP Management Company, Inc. (the “Company”), as assignee of ISP Chemco LLC (formerly ISP Chemco Inc.). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, in accordance with Section 7 of the Agreement, the parties desire to adjust the management fees payable to the Company under the Agreement in order to properly reflect the costs to the Company of providing services thereunder;

NOW, THEREFORE, the parties hereby amend the Agreement as follows:

1.             Section 3 of the Agreement is hereby amended, effective as of the date hereof, to read in its entirety as follows:

“In consideration of the Company providing Services hereunder, each of the parties listed below shall pay to the Company a management fee (the “Management Fee”) at the following respective rates for the quarter ending March 31, 2008 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement:  BMCA (on behalf of itself, its parent and its subsidiaries) — $1,253,000; ISP - $5,000; ISH - $10,000; Minerals - $3,127,000 and Investco (on behalf of itself and its subsidiaries) - $950,000.  The Management Fee shall be payable monthly in arrears.

In addition to the Management Fee, a wholly owned subsidiary of BMCA shall pay to the Company (as successor to both the overlandlord’s and sublandlord’s interests in the subject real property) rent payments pursuant to and in accordance with the terms of the Sublease (as amended) between such wholly owned subsidiary of BMCA and Company, the form of which is attached as Exhibit A hereto and made a part hereof.

In consideration of BMCA providing G-I Services hereunder, G-I Holdings Inc. (on behalf of itself and its subsidiaries other than BMCA and BMCA’s subsidiaries) shall pay to BMCA a management fee (the “G-I Management Fee”) at the rate of $235,000 for the quarter ended March 31, 2007 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement.  The G-I Management Fee shall be payable monthly in arrears.”

2.             Exhibit A to the Agreement is hereby amended to substitute therefore Exhibit A to this Amendment.

3.             In all other respects, the Agreement as previously amended shall remain in full force and effect.

4.             This Amendment is subject to the approval of the Board of Directors of the Company.

5.             This Amendment may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.  Failure by any one party to execute this Amendment shall not affect the rights and obligations of any other party signatory hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

G-I HOLDINGS INC.		GAF BROADCASTING COMPANY, INC.

By:	/s/ Louis Feldman	By:	/s/ Robert B. Tafaro
Name:	Louis Feldman	Name:	Robert B. Tafaro
Title:	Chief Tax Counsel and Assistant	Title:	Chief Executive Officer, President
	Secretary		and Secretary
Date:	March 10, 2009	Date:	March 27, 2009

MERICK INC.		BUILDING MATERIALS
CORPORATION OF AMERICA
By:	/s/ Robert B. Tafaro
Name:	Robert B. Tafaro	By:	/s/ John F. Rebele
Title:	Chief Executive Officer, President and	Name:	John F. Rebele
	Secretary	Title:	Senior Vice President,
Date:	March 27, 2009		Chief Financial Officer and
Chief Administrative Officer
		Date:	March 27, 2009
INTERNATIONAL SPECIALTY
PRODUCTS INC.		ISP MANAGEMENT COMPANY, INC.

By:	/s/ Gregg Kam
Name:	Gregg Kam	By:	/s/ Gregg Kam
Title:	Senior Vice President and	Name:	Gregg Kam
	Chief Financial Officer	Title:	Senior Vice President and
Date:	March 19, 2009		Chief Financial Officer
		Date:	March 19, 2009
ISP MINERALS INC.
ISP INVESTCO LLC
By: International Specialty Holdings LLC,
By:	/s/ Kenneth E. Walton	its sole member
Name:	Kenneth E. Walton
Title:	President	By:	/s/ Gregg Kam
Date:	March 10, 2009	Name:	Gregg Kam
		Title:	Senior Vice President and
Chief Financial Officer
INTERNATIONAL SPECIALTY		Date:	March 19, 2009
HOLDINGS LLC

By:	/s/ Gregg Kam
Name:	Gregg Kam
Title:	Senior Vice President and
Chief Financial Officer
Date:	March 19, 2009